UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 462-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Agreement.

License and Purchase Agreement

On February 21, 2024, Safety Shot Inc. (the “Company”) entered into a License and Purchase Agreement (the “Purchase Agreement”), with Elite Health Partners Inc., a Delaware corporation (“Licensee”), pursuant to which the Company granted to Licensee a license to use assets related to the development and sale of various over-the-counter health and wellness products owned by the Company (the “Legacy Assets”) and the option to purchase the Legacy Assets upon fulfillment by Licensee of certain conditions set forth in the Purchase Agreement. The Company’s NoStingz product is not a part of the Legacy assets. Upon execution of the Purchase Agreement, the Company received 4,000,000 shares of the Licensee’s common stock, par value 0.001 (“Licensee Common Stock”).

Pursuant to the Purchase Agreement, the Company may continue its own use of the Legacy Assets in its operations until closing of the acquisition of the Legacy Assets has occurred. The license granted to Licensee by the Company (the “Elite License”) is subject in all respects to licenses previously granted by the Company to third parties prior to the Purchase Agreement (each prior license, a “Legacy License”). The Legacy Licenses granted by the Company will remain with the Company during the period of the Elite License (and the Company is entitled to continue to receive and own all of the proceeds and royalties generated thereby). The Legacy Licenses will be transferred and assigned to Licensee as part of its purchase, if any, of the Legacy Assets upon closing.

Pursuant to the terms and conditions of the Purchase Agreement, the Licensee has committed to undertake and complete a firm-commitment underwritten public offering of at least 1,500,000 shares of the Licensee Common Stock at an initial minimum offering price to the public of $4.00 per share (“IPO”) pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended by July 31, 2024. Additionally, Licensee has agreed to cause the Licensee Common Stock to be listed for trading on the NYSE (or such other trading market as the Company and Licensee mutually agree) concurrent with the IPO. Upon completion of the IPO, Licensee will acquire the Legacy Assets, including the Legacy Licenses, from the Company in exchange for $1.00. In the event that the IPO does not occur, the transactions, including the Elite License, will be unwound.

In addition to transferring the Legacy Asset upon closing, the Company will assign, and the Licensee will assume, the Company’s obligations under the employment agreements between the Company and each of Dr. Glynn Wilson, Chief Scientific Officer, and Mr. Paul Jones, Senior Project Manager.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, the form of which is filed herein as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On February 22, 2024, the Company issued a press release announcing the signing of the transactions contemplated by the Purchase Agreement. The press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1#	License and Purchase Agreement by and between Safety Shot Inc. and Elite Health Partners dated February 21, 2024
99.1	Press Release dated [February 22, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

# Certain schedules and exhibits have been omitted pursuant to Item 601(A)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

Cautionary Note Regarding Forward-Looking Statements and Representations and Warranties in Purchase Agreement

The information contained in this Current Report and the exhibits hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the ongoing obligations under the Purchase Agreement and other statements containing the words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology, which are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

The Purchase Agreement has been filed with this Current Report to provide investors with information regarding their respective terms. Such disclosures are not intended to provide any other factual information about the Company or the Licensee. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the respective Agreements or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Purchase Agreement are also modified in important part by the underlying disclosure schedules and exhibits which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to investors and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules and exhibits contain information that is material to investors’ investment decision. Investors are not third-party beneficiaries under the Purchase Agreement, and in reviewing the representations, warranties and covenants contained in the Purchase Agreement or any descriptions thereof in this Current Report, it is important to bear in mind that such representations, warranties and covenants or any descriptions thereof may not characterize the actual state of facts or condition of the Company, the Licensee or any of their respective subsidiaries or affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2024

SAFETY SHOT INC.

By:	/S/ Brian John
Brian John
Chief Executive Officer